UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2025

METROPOLITAN BANK HOLDING CORP.

(Exact name of registrant as specified in its charter)

New York	001-38282	13-4042724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

99 Park Avenue, New York, New York		10016
(Address of principal executive offices)		(Zip Code)

(212) 659-0600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 28, 2025, Metropolitan Bank Holding Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Each proposal presented at the Annual Meeting is described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 17, 2025.

As of the record date, there were 11,066,234 shares of the Company’s common stock, par value $0.01 per share (“Shares”), outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 10,201,237 Shares, or approximately 92.18% of the outstanding Shares entitled to vote, were represented in person or by proxy. Those Shares were voted as follows:

1.	The following individuals were nominated to serve as directors until the 2028 Annual Meeting of Stockholders, or until their successors are duly elected and qualified. All nominees were elected. The results of the vote were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Dale C. Fredston	6,691,253	2,864,191	645,793
David J. Gold	8,105,193	1,450,250	645,793
Terence J. Mitchell	8,218,543	1,336,900	645,793
Chaya Pamula	8,303,161	1,252,283	645,793

2.	The proposal regarding the approval on a non-binding, advisory basis of the compensation of the Company’s named executive officers for 2024 did not receive the majority of the votes cast by the Company’s stockholders. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,665,605	5,425,695	464,144	645,793

3.	The appointment of Crowe LLP as independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2025 was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
10,087,030	72,290	41,917

4.	The Company’s stockholders approved an amendment to the Amended and Restated Metropolitan Bank Holding Corp. 2022 Equity Incentive Plan. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,240,873	2,713,521	1,601,049	645,793

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPOLITAN BANK HOLDING CORP.

Dated: May 30, 2025	By:	/s/ Daniel F. Dougherty
Daniel F. Dougherty
Executive Vice President and Chief Financial Officer